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                                                                    EXHIBIT 23.2


                             ACCOUNTANT'S CONSENT

     As independent public accountants, we hereby consent to the incorporation by reference of our report and all references to our firm included in or made a part of this Form S-8 registration statement.


                                       /s/  Arthur Andersen, L.L.P.

Baltimore, Maryland
May 7, 1999